POWER OF ATTORNEY

     The undersigned does hereby appoint Robert E. Belknap and Elizabeth Larson, and each of them severally, his true and lawful attorneys to execute in his name, place and stead (whether on behalf of The Legacy Funds, Inc. or as an officer or trustee thereof) Post-Effective Amendment No. 5 and any and all further amendments to Registration Statement No. 811-09495 on Form N-1A and to file the same, with any exhibits thereto, with the Securities and Exchange Commission; each of said attorneys shall have the power to act hereunder with or without the others.

                              SIGNATURE                             DATE

     /S/ ROBERT E. BELKNAP                                     December 7, 2001
     ----------------------------------------------
                           (Robert E. Belknap)

     /S/ JOSEPH NEUBERGER                                      December 10, 2001
     ----------------------------------------------
                           (Joseph Neuberger)

     /S/ THEODORE F. ELLS                                      December 7, 2001
    -----------------------------------------------
                           (Theodore F. Ells)

     /S/ BARNABAS B.B. BREED                                   December 7, 2001
     ----------------------------------------------
                           (Barnabas B.B. Breed)

     /S/ THOMAS O. BOUCHER, JR.                                December 8, 2001
     ----------------------------------------------
                           (Thomas O. Boucher, Jr.)

     /S/ EDWARD W. WHEELER                                     December 7, 2001
     ----------------------------------------------
                           (Edward W. Wheeler)

                             THE LEGACY FUNDS, INC.
                             SECRETARY'S CERTIFICATE


     The undersigned Paul Flaa, Secretary of The Legacy Funds, Inc., a Delaware trust (the "Trust") hereby certifies that:

     Attached hereto is a true and correct copy of a resolution duly adopted by the Board of Trustees of the Trust at the December 7, 2001 meeting of the Board of Trustees which was duly called and held, and at which a quorum was present and acting throughout, which resolution has not been modified, amended or rescinded and is in full force and effect on the date hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and delivered this certificate this 7th day of December, 2001.


                                                       /S/ PAUL FLAA
                                                       ----------------------
                                                       Paul Flaa
                                                       Secretary

                                   RESOLUTION


           Adopted by the Board of Trustees of The Legacy Funds, Inc.
                               on December 7, 2001

     RESOLVED, that each officer and trustee of the Trust who may be required to execute such Post-Effective Amendment and any and all further amendments to the Registration Statement (whether on behalf of the Trust or in his capacity as an officer or trustee of the Trust), be and each of them hereby is authorized to execute and deliver a power of attorney appointing Robert E. Belknap and Elizabeth Larson, and each of them severally, his true and lawful attorney in fact to execute in his name, place and stead (whether on behalf of the Trust or in his capacity as an officer or trustee of the Trust) such Post-Effective Amendment to the Registration Statement, each of such attorneys in fact to have power to act with or without the other.